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                                                                     EXHIBIT 4.3

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                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                    Between

                             PHOENIX NETWORK, INC.

                                      and

                           JNC OPPORTUNITY FUND LTD.


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                                 July 17, 1997


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